FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 12:-	FAIR VALUE MEASUREMENTS

a.	Recurring fair value measurements:

As of December 31, 2015 and 2014, the Company had an interest rate swap agreements for loan amounts of $ 21,632 and $ 74,019, respectively that are measured at fair value on a recurring basis. As of December 31, 2015 and 2014, the fair value of the interest rate swaps consisted of a liability of $ 264 and $ 539, respectively. The balance as of December 31, 2015 is included in long term liabilities in the Company consolidated balance sheet. The net unrealized income on the Company interest rate swaps was $ 264 for the year ended December 31, 2015 and is included in accumulated other comprehensive loss in the Company consolidated statements of operation. The fair value of the interest rate swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using interest rate pricing models and observable inputs. The balance as of December 31, 2014 is included in short term liabilities in the Company consolidated balance sheet. The net unrealized income on the Company interest rate swaps was $ 508 for the year ended December 31, 2014 and is included in financial expenses, net in the Company consolidated statements of operation. The fair value of the interest rate swaps is based on the estimated amount the Company would receive or pay to terminate the contract at the reporting date and is determined using interest rate pricing models and observable inputs.

b.	Valuation methods:

In accordance with ASC 820, the Company measures its interest rate swap derivative instruments at fair value using the market approach valuation technique. The fair value of interest rate swap derivative instruments is classified within Level 2 value hierarchy, as the valuation inputs are based on quoted prices.